Exhibit 99.1

VOTING AGREEMENT

VOTING AGREEMENT (“Agreement”), dated as of March 14, 2018, by and among HarborOne Bancorp, Inc., a Massachusetts corporation (“Buyer”), Massachusetts Acquisitions, LLC, a Maryland limited liability company (“Merger LLC,” collectively with Buyer, “Buyers”) and the undersigned holder (“Stockholder”) of common stock, par value $0.01 per share (“Common Stock”), of Coastway Bancorp, Inc., a Maryland corporation (the “Company”).

WHEREAS, concurrently with the execution of this Agreement, Buyer, Merger LLC, and the Company have entered into an Agreement and Plan of Merger (as such agreement may be subsequently amended or modified, the “Merger Agreement”), providing for the merger of Merger LLC with and into the Company (the “Merger”), followed immediately by a merger of the Company with and into Buyer (the “Upstream Merger”).

WHEREAS, the Stockholder beneficially owns (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) the number of shares of Common Stock and has sole, and otherwise unrestricted, voting and investment power with respect to such shares (the “Shares”), indicated opposite the Stockholder’s name on Schedule 1 attached hereto (as used herein, the terms “Shares” means all shares of Common Stock, whether such shares of Common Stock are held by the Stockholder on the date of this Agreement or are subsequently acquired prior to the Expiration Date (as defined in Section 2));

WHEREAS, it is a condition to the willingness of Buyer and Merger LLC to enter into the Merger Agreement that the Stockholder execute and deliver this Agreement; and

WHEREAS, all capitalized terms used in this Agreement without definition herein shall have the meanings ascribed to them in the Merger Agreement.

NOW, THEREFORE, in consideration of the foregoing recitals, the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Stockholder and Buyers agree as follows:

1.                                      Agreement to Vote Shares. The Stockholder agrees that, prior to the Expiration Date, at any meeting of the stockholders of the Company, or any adjournment or postponement thereof, or in connection with any written consent of the stockholders of the Company, with respect to the Merger Agreement or any of the transactions contemplated thereby (including the Merger and the Upstream Merger) or any Acquisition Proposal, the Stockholder shall:

(a)                                 appear at such meeting or otherwise cause the Shares to be counted as present thereat for purposes of calculating a quorum; and

(b)                                 vote (or cause to be voted), or deliver a written consent (or cause a consent to be delivered) covering, all of the Shares that such Stockholder shall be entitled to so vote (i) in favor of approval of the Merger and the Upstream Merger and the other transactions contemplated by the Merger Agreement; (ii) against any action or agreement that would result in a breach in any material respect of any covenant, representation or warranty, or any other obligation or agreement of the Company contained in the Merger Agreement or of the Stockholder contained in this Agreement, or that would preclude fulfillment of a condition under the Merger Agreement to the Company’s and Buyers’ respective obligations to consummate the Merger; and (iii) against any Acquisition Proposal, or any agreement or transaction that is intended, or could reasonably be expected, to impede, interfere with, delay, postpone, discourage or materially and adversely affect the consummation of the Merger or any of the transactions contemplated by the Merger Agreement.

Any such vote shall be cast or consent shall be given in accordance with such procedures relating thereto so as to ensure that it is duly counted for purposes of determining that a quorum is present and for purposes of recording the results of such vote or consent.

2.                                      Expiration Date. As used in this Agreement, the term “Expiration Date” shall mean the earliest to occur of (i) the receipt of Company Stockholder Approval, (ii) such date and time as the Merger Agreement shall be terminated pursuant to Article VIII thereof, or (iii) upon mutual written agreement of the parties hereto to terminate this Agreement. Upon termination or expiration of this Agreement, no party shall have any further obligations or liabilities under this Agreement; provided, however, that such termination or expiration shall not relieve any party from liability for any willful breach of this Agreement prior to the termination or expiration hereof.

3.                                      Subsequently Acquired Shares; Agreement to Retain Shares. The Stockholder agrees that any Shares of Common Stock which are acquired after the date of this Agreement and prior to the Company stockholder meeting (whether by the exercise of any stock option, purchases in the open market, privately or otherwise) shall be bound by and subject to the terms of this Agreement. The Stockholder shall not, except as contemplated by this Agreement or the Merger Agreement, directly or indirectly, (a) sell, assign, transfer, or otherwise dispose of (including, without limitation, by the creation of a lien, claim, charge or other encumbrance or restriction of any kind whatsoever), any Shares, (b) enter into any contract, option, commitment or other arrangement or understanding with respect to the sale, transfer, assignment or other disposition of, any Shares, (c) deposit any Shares in a voting trust or enter into a voting agreement or similar agreement with respect to any Shares or grant any proxy or power of attorney with respect thereto other than in accordance with the terms and conditions of this Agreement, or (d) take any action that would make any representation or warranty of the Stockholder contained herein untrue or incorrect or have the effect of preventing or disabling the Stockholder from performing the Stockholder’s obligations under this Agreement. Notwithstanding the foregoing, the Stockholder may make (a) transfers of Shares by will or by operation of law, in which case this Agreement shall bind the transferee, (b) transfers of Shares in connection with estate and charitable planning purposes, including transfers to relatives, trusts and charitable organizations, subject to the transferee agreeing in writing to be bound by the terms of, and perform the obligations of the Stockholder under, this Agreement, (c) transfers pursuant to any pledge agreement, subject to the pledgee agreeing in writing, prior to such transfer, to be bound by the terms of this Agreement, (d) the disposition or surrender of Shares in connection with the vesting, settlement or exercise of equity rights as permitted by the Merger

Agreement, (e) to any immediate family member of the undersigned, or to a trust for the benefit of the undersigned or his or her immediate family members or upon the undersigned’s death; subject to the transferee agreeing in writing to be bound by the terms of, and perform the obligations of the Stockholder under, this Agreement and (f) as Buyers may otherwise agree in writing in their sole discretion.

4.                                      Representations and Warranties of Stockholder. Except as disclosed on Schedule 1 hereto, the Stockholder hereby represents and warrants to Buyer and Merger LLC as follows:

(a)                                 the Stockholder has the full power and authority to execute and deliver this Agreement and to perform the Stockholder’s obligations hereunder;

(b)                                 this Agreement has been duly executed and delivered by the Stockholder and (assuming this Agreement constitutes a valid and binding agreement of Buyer and Merger LLC) is a valid and legally binding agreement with respect to the Stockholder, enforceable in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws of general applicability relating to or affecting creditors’ rights or by general equity principles);

(c)                                  the Stockholder beneficially owns the number of Shares indicated opposite such Stockholder’s name on Schedule 1.

5.                                      No Solicitation. From and after the date hereof until the Expiration Date, the Stockholder, in his, her or its capacity as a stockholder of the Company, shall not, nor shall such Stockholder in such capacity authorize any partner, officer, director, advisor or representative of, such Stockholder or any of his, her or its affiliates, other than the Company in accordance with the terms of the Merger Agreement, to (and, to the extent applicable to the Stockholder, such Stockholder shall use reasonable best efforts to prevent any of his, her or its representatives or affiliates, other than the Company in accordance with the terms of the Merger Agreement, to (a) initiate, solicit, induce or knowingly encourage, or take any action to facilitate the making of, any inquiry, offer or proposal which constitutes, or could reasonably be expected to lead to, an Acquisition Proposal, (b) participate in any discussions or negotiations regarding any Acquisition Proposal, or furnish, or otherwise afford access, to any person (other than Buyers) any information or data with respect to the Company or its Subsidiary or otherwise relating to an Acquisition Proposal, (c) enter into any agreement, agreement in principle or letter of intent with respect to an Acquisition Proposal, (d) solicit proxies or become a “participant” in a “solicitation” (as such terms are defined in Regulation 14A under the Exchange Act) with respect to an Acquisition Proposal (other than the Merger Agreement) or otherwise encourage or assist any party in taking or planning any action that would compete with, restrain or otherwise serve to interfere with or inhibit the timely consummation of the Merger in accordance with the terms of the Merger Agreement, (e) initiate a stockholders’ vote or action by consent of the Company’s stockholders with respect to an Acquisition Proposal, or (f) except by reason of this Agreement, become a member of a “group” (as such term is used in Section 13(d) of the Exchange Act) with respect to any voting securities of the Company that takes any action in support of an Acquisition Proposal.

6.                                      Specific Enforcement. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof or was otherwise breached. It is accordingly agreed that the parties shall be entitled to specific relief hereunder, including, without limitation, an injunction or injunctions to prevent and enjoin breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, in any state or federal court located in the State of Maryland, in addition to any other remedy to which they may be entitled at law or in equity. Any requirements for the securing or posting of any bond with respect to any such remedy are hereby waived.

7.                                      No Waivers. No waivers of any breach of this Agreement extended by Buyers to the Stockholder shall be construed as a waiver of any rights or remedies of Buyers with respect to any other stockholder of the Company who has executed an agreement substantially in the form of this Agreement with respect to Shares owned by such stockholder or with respect to any subsequent breach of the shareholder or any other such stockholder of the Company. No waiver of any provisions hereof by either party shall be deemed a waiver of any other provisions hereof by any such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party.

8.                                      Capacity as Stockholder. Notwithstanding anything herein to the contrary, the covenants and agreements set forth herein shall not have any effect on the ability of the Stockholder to exercise his or her duties as a director or officer of the Company, while acting in such capacity as a director or officer of the Company. The Stockholder is executing this Agreement solely in his or her capacity as a stockholder of the Company.

9.                                      Entire Agreement; Amendments. This Agreement supersedes all prior agreements, written or oral, among the parties hereto with respect to the subject matter hereof and contains the entire agreement among the parties with respect to the subject matter hereof. This Agreement may not be amended, supplemented or modified, and no provisions hereof may be modified or waived, except by an instrument in writing signed by each party hereto.

10.                               Severability. If any term or other provision of this Agreement is determined to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

11.                               Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together shall constitute one and the same instrument.

12.                               Effect of Headings. The section headings herein are for convenience only and shall not affect the construction or interpretation of this Agreement.

13.                               Public Disclosure. The Stockholder shall not issue any press release or any public statement or other disclosure with respect to this Agreement, the Merger Agreement or the transactions contemplated by the Merger Agreement, including the Merger, without the prior consent of Buyers. The Stockholder hereby permits Buyer to publish and disclose in any document and/or schedule filed by Buyer with the Securities and Exchange Commission such Stockholder’s identity and ownership of Shares and the nature of such Shareholder’s commitments and obligations pursuant to this Agreement.

14.                               Assignment. This Agreement may not be assigned by any party hereto without the prior written consent of the other party hereto; provided, however, that, notwithstanding the foregoing, Buyers may assign its rights and obligations under this Agreement to any Subsidiary wholly owned by it. All of the covenants and agreements contained in this Agreement shall be binding upon, and inure to the benefit of, the respective parties and their permitted successors, assigns, heirs, executors, administrators and other legal representatives, as the case may be.

15.                               Governing Law. This Agreement shall be governed by the laws of the State of Maryland, without giving effect to the principles of conflicts of laws thereof. The parties hereto hereby irrevocably and unconditionally consent to and submit to the jurisdiction of the courts of the State of Maryland and of the United States of America located in the State of Maryland (the “Maryland Courts”) for any litigation arising out of or relating to this Agreement and the transactions contemplated hereby, waive any objection to the laying of venue of any such litigation in the Maryland Courts and agree not to plead or claim in any Maryland Court that such litigation brought therein has been brought in any inconvenient forum.

16.                               Waiver of Jury Trial. The parties hereto hereby waive any right to trial by jury with respect to any action or proceeding related to or arising out of this Agreement, any document executed in connection herewith and the matters contemplated hereby and thereby.

17.                               No Agreement Until Executed. Irrespective of negotiations among the parties or the exchanging of drafts of this Agreement, this Agreement shall not constitute or be deemed to evidence a contract, agreement, arrangement or understanding between the parties hereto unless and until (a) the Board of Directors of the Company has approved, for purposes of any applicable anti-takeover laws and regulations, and any applicable provision of the Company’s Articles of Incorporation, as amended, the transactions contemplated by the Merger Agreement and this Agreement, (b) the Merger Agreement is executed by all parties thereto, and (c) this Agreement is executed by all parties hereto.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

HARBORONE BANCORP, INC.

By:
Name:
Title:

MASSACHUSETTS ACQUISITIONS, LLC

By:
Name:
Title:

STOCKHOLDER

By:
Name:

SCHEDULE 1

Stockholder	Shares